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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-119274 of priceline.com Incorporated on Form S-3 of our report dated March 10, 2004, appearing in the Annual Report on Form 10-K/A of priceline.com Incorporated for the year ended December 31, 2003, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Stamford, Connecticut
December 13, 2004

Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-119274 of priceline.com Incorporated on Form S-3 of our report on Priceline Mortgage Company, L.L.C. dated February 25, 2004 (December 13, 2004 as to Note 4), appearing in the Annual Report on Form 10-K/A of priceline.com Incorporated for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Jacksonville, Florida
December 13, 2004

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-119274 of priceline.com Incorporated on Form S-3 of our report on Travelweb, L.L.C. dated April 23, 2004, appearing in the Current Report on Form 8-K/A of priceline.com Incorporated dated July 15, 2004.

/s/ Deloitte & Touche LLP

Dallas, Texas
December 13, 2004

Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-119274 of priceline.com Incorporated on Form S-3 of our report on Active Hotels Limited dated July 9, 2004 (November 25, 2004 as to the cashflow statement and notes and Notes to the accounts 18 and 19) appearing in the Current Report on Form 8-K/A of priceline.com Incorporated dated November 26, 2004.

/s/ Deloitte & Touche LLP

Cambridge, England
December 13, 2004

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT AUDITORS' CONSENT
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT AUDITORS' CONSENT